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                                                                    EXHIBIT 10.2


                     COUNTRYWIDE FINANCIAL CORPORATION

                               PERFORMANCE VESTED

                       STOCK APPRECIATION RIGHT AGREEMENT

         This "Agreement" is made as of [INSERT DATE] (the "Grant Date") between Countrywide Financial Corporation (the "Company") and you (the "Participant").

         In accordance with the 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective June 16, 2004) (the "Plan"), the Company has granted to the Participant this Stock Appreciation Right ("SAR") which represents the right to receive the aggregate dollar value of appreciation ("Appreciation") in the Fair Market Value of the Company's Common Stock, par value $0.05 per share, on the number of shares (the "Granted Shares") set forth on the SAR Statement (the "Statement") linked electronically hereto. The Appreciation shall be computed by multiplying (A) the excess, if any, of (i) the Fair Market Value of a share of Stock on the Exercise Date (as defined below), over (ii) the Fair Market Value of a share of Stock on the Grant Date (the "Grant Price"), times (B) the number of Granted Shares exercised. The Appreciation shall be payable by the Company only in shares of Stock. This SAR is in all respects limited and conditioned as hereinafter provided, and is subject to the terms and conditions of the Plan. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

         1. GRANT AND VESTING OF SAR. This Agreement along with the Statement evidences the Company's grant to the Participant as of the Grant Date, the right to exercise, on the terms and conditions described in this Agreement and in the Plan, all or a portion of the SAR, and become entitled to payment of the Appreciation with respect to the exercised portion of the SAR. The SAR shall become exercisable if, and only if, both (i) the employee is employed by the Company at all times from the Grant Date through the vesting date and (ii) the Earnings Per Share ("EPS") goals of the Company have been attained pursuant to the following schedule:


-------------------------------------------------------------------------------------------------
      Cumulative Percentage of
       Shares  Exercisable             Vesting Date*               Cumulative EPS Goals
-------------------------------------------------------------------------------------------------
               33%                    [insert date]          $X.XX (EPS for [insert year] only)
-------------------------------------------------------------------------------------------------
               66%                    [insert date]          $XX.XX (EPS for [insert year] plus
                                                             [insert year])
-------------------------------------------------------------------------------------------------
               100%                   [insert date]          $XX.XX (EPS for [insert three years])
-------------------------------------------------------------------------------------------------
    Remaining unvested shares         [insert date]          $XX.XX (EPS for [insert four years])
-------------------------------------------------------------------------------------------------


* provided Cumulative EPS Goals are achieved


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The SAR shall become fully exercisable upon termination of employment as a result of death, Disability, Normal Retirement, or on [INSERT DATE] [THIS LAST PROVISION WILL NOT BE NEEDED WHEN COMPANY ADOPTS FAS 123.] whether or not the Cumulative EPS Goals have been achieved. This SAR shall expire at 5:00 p.m., central time, on the fifth anniversary of the Grant Date (the "Expiration Date").

         2. EXERCISE AND PAYMENT OF APPRECIATION. Upon exercise of all or a portion of this SAR, the Participant shall be paid that number of shares of Stock equal to the quotient of (i) the Appreciation applicable to the number of Granted Shares to which this SAR is exercised divided by (ii) the Fair Market Value of a share of Stock on the date such notice was received by the Company (the "Exercise Date"), less any shares of Stock withheld to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this SAR, as specified in paragraph 7. The certificate or certificates for the number of shares of Stock so determined shall be registered in the name of the person or persons so exercising this SAR (or, if this SAR shall be exercised by the Participant and if the Participant shall so request in the notice exercising this SAR, shall be registered in the name of the Participant and the Participant's spouse, jointly, with right of survivorship or a trust established by the Participant for estate planning purposes) and shall be delivered as provided above to or upon the written order of the person or persons exercising this SAR. In the event this SAR is exercised by any person or persons after the legal disability or death of the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this SAR. All shares of Stock that shall be delivered upon the exercise of this SAR as provided herein shall be fully paid and non-assessable by the Company.

         3. TERMINATION OF SAR AND ACCELERATION OF VESTING.

                (a) EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. This SAR shall terminate upon or following the Participant's termination of employment with the Company and its Subsidiaries as follows:

                      (i) In the event the Participant's employment terminates for any reason other than death, Disability, Cause or Retirement, then the Participant may at any time within three (3) months after his or her termination of employment and service as Nonemployee Director, exercise this SAR to the extent, and only to the extent, the SAR or portion thereof was exercisable at the date of such termination.

                      (ii) In the event the Participant's employment terminates, other than as a result of death, Disability, Normal Retirement or Cause, and the Participant returns to employment with the Company within three (3) months after the termination, the termination will have no effect on the SAR and the Participant shall have the same number of shares and the same vesting schedule set forth in this Agreement.



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                      (iii) In the event the Participant's employment terminates as a result of Disability, then such SAR shall become immediately and fully exercisable and the Participant may at any time within one (1) year after such termination exercise such SAR to the extent, and only to the extent, the SAR or portion thereof was exercisable on the date of termination.

                      (iv) In the event the Participant's employment terminates for Cause, the SAR shall terminate immediately and no rights thereunder may be exercised.

                      (v) In the event the Participant dies while an employee of the Company or any Subsidiary or within three (3) months after termination as described in clause (i) above or within one (1) year after termination as a result of Disability as described in clause (iii) above or Retirement under clause (vi) below, then, to the extent it is not exercisable, the SAR shall become immediately and fully exercisable and the SAR may be exercised at any time within one (1) year after the Participant's death by the person or persons to whom the Participant's rights pass by transfer or Beneficiary Designation, as the case may be, or, absent such a transfer or Beneficiary Designation, as the case may be, by the person or persons to whom such rights under the SAR shall pass by will or the laws of descent and distribution; provided however, that an SAR may be exercised to the extent, and only to the extent, that the SAR or portion thereof was exercisable on the date of death or earlier termination.

                      (vi) In the event the Participant terminates employment as a result of Normal Retirement, then the SAR shall become immediately and fully exercisable. In the event the Participant's employment terminates as a result of Normal Retirement, the Participant may at any time within one (1) year after termination of service by reason of Retirement, exercise such SARs to the extent, and only to the extent, the SARs or portion thereof was exercisable at the date of such termination.

                (b) EFFECT OF A CORPORATE CHANGE. In the event of a Corporate Change, (1) all SARs outstanding on the date of such Corporate Change shall become immediately and fully exercisable and (2) an Participant shall be permitted to surrender for cancellation within sixty (60) days after such Corporate Change, any SAR or portion of an SAR to the extent not yet exercised and the Participant will be entitled to receive a payment in shares of Stock equal in value to the excess, if any of (x) the greater of (i) the Fair Market Value, on the date preceding the date of surrender of the Granted Shares subject to the SAR or portion thereof surrendered, or (ii) the Adjusted Fair Market Value of the Granted Shares subject to the SAR or portion thereof surrendered over (y) the aggregate Exercise Price for such Granted Shares under the SAR or portion thereof surrendered; provided however, that in the case of an SAR granted within six (6) months prior to the Corporate Change to any Participant who may be subject to liability under Section 16(b) of the Exchange Act, such Participant shall be entitled to surrender for cancellation his or her SAR during the sixty (60) day period commencing upon the expiration of six (6) months from the date of grant of any such Option.

         4. NON-TRANSFERABILITY OF SAR. This SAR or portion hereof may be transferable or assignable to a member or members of the Participant's "immediate family," as such term is defined in Rule 16a-1(e) under the Exchange Act, or to a trust for the benefit solely of a



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member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's immediate family (such transferee being a "Participant"), subject to the terms and conditions of the Plan. No SAR granted under the Plan, nor any interest in such SAR, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than pursuant to the Beneficiary Designation, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

         5. RIGHTS OF THE PARTICIPANT. No Participant shall be deemed for any purpose to be the owner of any Granted Shares subject to any SAR unless and until (a) the SAR shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered the shares of Stock to the Participant and (c) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Granted Shares

         6. ADJUSTMENT. If the outstanding shares of Stock or other securities of the Company, or both, for which a SAR is then exercisable or as to which a SAR is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split or reverse stock split, combination of shares, recapitalization, or reorganization, the Committee or the Board shall appropriately and equitably adjust the number and kind of shares of common stock or other securities which are subject to the Plan or subject to any SARs theretofore granted, and the exercise or settlement prices of such SARs, so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise or settlement price; provided, however, that such adjustment shall be made only to the extent that such adjustment will not affect the status of an SAR which was intended to qualify as "performance based compensation" under Code section 162(m) at the time of grant. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of SAR theretofore granted, the Participant shall be entitled to purchase under such SAR, in lieu of the number of shares of Stock as to which such SAR shall then be exercisable, the number and class of shares of stock, securities, cash, property or other consideration to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Stock as to which such SAR is then exercisable.

         7. WITHHOLDING. Subject to limitations set forth in the Plan, the Company shall have the right to deduct from any distribution of shares of Stock to any Participant, an amount equal to the federal, state and local income taxes and other amounts as my be required by law to be withheld (the "Withholding for Taxes") with respect to any SAR. If a Participant is entitled to receive shares of Stock upon exercise of an SAR, the Participant shall pay the Withholding for Taxes to the Company prior to the issuance of such shares of Stock. Notwithstanding the preceding sentence, all or any portion of the taxes required to be withheld by the Company or, if permitted by the Committee, desired to be paid by the Participant, in connection with the exercise of an SAR, at the election of the Participant, may be paid by the



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Company by withholding shares of Stock otherwise issuable or subject to an SAR, or by the Participant delivering previously owned shares of Stock, in each case having a Fair Market Value equal to the amount required or elected to be withheld or paid. Any such election is subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee

         8. AMENDMENTS AND TERMINATION. The Board (or a duly authorized committee of the Board) may amend, alter or discontinue the Plan at any time but, except as provided pursuant to the anti-dilution adjustment of the Plan, no such amendment shall, without the approval of the stockholders of the Company:
(a) increase the maximum number of shares of common stock for which SARs may be granted under the Plan; (b) reduce the price at which SARs may be granted below the price provided for in Section 6.2 of the Plan; (c) reduce the exercise price of outstanding SARs; (d) extend the term of this Plan; (e) change the class of persons eligible to be Participants; (f) impair the rights of any Participant without such holder's consent.

         9. BENEFICIARY DESIGNATION. The Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan on the form found in the Benefits Bookstore on HR Cafe and may from time to time revoke or amend any such designation. Any designation of beneficiary shall be controlling over any other disposition, testamentary or otherwise. Designating a beneficiary to exercise the SAR at death may in some jurisdictions (e.g., California) enable the Participant to avoid the inclusion of SARs in the Participant's probate estate at death. Such SARs will, however, still be included in the Participant's estate for estate tax purposes. If the Participant does not make any designation, then the Participant's SARs will pass by will or by applicable laws of descent and distribution.

         10. PARTICIPANT STATEMENT AND MODIFICATIONS. The SAR granted to the Participant under this Agreement, the Grant Date, and its Exercise Price and vesting schedule with respect thereto, shall be set forth on the Statement. The Participant hereby acknowledges and agrees that the Statement may be revised from time to time by the Company to reflect additional grants of SARs, exercises of SARs and any permitted modifications to the Plan and SARs granted thereunder. Unless the Participant provides written notice to the Company's Manager, Equity Benefits within thirty (30) days of receipt of the Statement at the principal office of the Company in Calabasas, California, or such other addresses as may be communicated to the Participant, the Statement (including any revisions incorporated therein) shall be binding on the Participant, without further notice to or acknowledgment by the Participant. If no notice is received from the Participant within the thirty (30) day period, then the Participant shall be deemed to have acknowledged that the Statement is binding with respect to the information contained therein.



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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and Participant has executed this Agreement.

PARTICIPANT:                           COUNTRYWIDE FINANCIAL CORPORATION


                                       By:
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Signature
                                       Its:
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